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                                                                   EXHIBIT 10.26



                    CONTINGENT SECURITIES PURCHASE AGREEMENT


         THIS CONTINGENT SECURITIES PURCHASE AGREEMENT (this "Agreement"), entered into this 20th day of March, 2000, and effective as of April 1, 1999, is entered into by and between ClientLogic Corporation, formerly known as ClientLogic Holding Corporation, a Delaware corporation (the "Company"), and Gene S. Morphis ("Purchaser").

         In consideration of the premises, mutual covenants and agreements hereinafter contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE 1

                         PURCHASE AND SALE OF SECURITIES

         1.1 Commitments to Purchase. The Company grants to Purchaser, subject to the terms and conditions set forth herein and in reliance on the representations and warranties of Purchaser contained herein, the right and option (the "Option") to purchase from the Company at a purchase price of $1.50 per share ("Purchase Price") such number of shares of Class A common stock, par value $0.01 per share ("Class A Common Stock" or the "Securities"), of the Company as determined by dividing (i) the total amount (or any portion thereof as determined by Purchaser) of Purchaser's annual bonus if and when earned by Purchaser for the year ended December 31, 1999 ("1999 Annual Bonus") as determined in accordance with Section 3(b) of that certain Employment Agreement, by and between Purchaser and ClientLogic Operating Corporation, a Delaware corporation and wholly-owned subsidiary of the Company ("Operating"), dated effective as of April 1, 1999 (a copy of which is attached hereto as Exhibit A) by (ii) the Purchase Price.

         1.2 Expiration; Relationship to Annual Bonus. The Option shall expire at 12:00 midnight Pacific Coast time on June 1, 2000. The parties agree that the Option shall be exercisable by Purchaser only to the extent Purchaser receives a payment under the 1999 Annual Bonus. In the event no amount is payable to Purchaser under the 1999 Annual Bonus, the Option shall immediately expire.

         1.3 Closing. The purchases and sales of the Securities will take place at a closing (the "Closing") which shall occur on such date as is specified by the Company to the Purchaser in writing. At the Closing, the Company shall deliver to Purchaser, against payment of the aggregate Purchase Price therefor, certificates for the shares of Class A Common Stock purchased by Purchaser. Each Security shall be registered in the name of Purchaser.


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                                   ARTICLE 2

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         To induce the Purchaser to purchase the Securities as herein provided, the Company makes the following representations and warranties to the Purchaser, each and all of which shall be true and correct as of the date of execution and delivery of this Agreement and shall survive until the Closing.

         2.1 Corporate Existence. The Company: (a) is duly organized and validly existing under the laws of the jurisdiction of its organization; (b) has all requisite corporate power, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted and to consummate the transactions contemplated by this Agreement; and (c) is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify would have a material adverse effect on the results of operations, business or financial condition of the Company and its subsidiaries taken as a whole.

         2.2 Authorization. The Company has all requisite corporate power and authority to enter into this Agreement to issue the Securities and to perform its obligations hereunder. The execution, delivery and performance of this Agreement has been duly authorized by all necessary corporate action on the part of the Company, and this Agreement has been duly executed and delivered by the Company. This Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms subject, as to enforceability, to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws of general applicability affecting the rights of creditors and to general principles of equity.

         2.3 No Conflict. The execution, delivery and performance by the Company of this Agreement does not and will not (a) violate or contravene or be in conflict with (i) any provision of the Certificate of Incorporation or By-Laws of the Company, (ii) any provision of any law, rule or regulation applicable to the Company, (iii) any order, judgment or decree of any court or other agency,
(b) violate, result in a breach of or constitute a default under any term of any mortgage, indenture, contract or agreement to which the Company is a party or by which the Company or any property of the Company is bound; or (c) result in the creation of any tax, charge, claim, lien, security interest or other encumbrance of any kind whatsoever on any of the properties or assets of the Company.

                                   ARTICLE 3

                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

         3.1 Private Placement.

              (a) Purchaser acknowledges and agrees with the Company on the date of this Agreement and at the date of the Closing that:



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                       (i) the offering and sale of the Securities is intended
         to be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), by virtue of the provisions of either
         Section 4(2) of the Securities Act or Rule 506 of Regulation D ("Regulation D") promulgated under the Securities Act by the Securities and Exchange Commission (the "SEC");

                       (ii) the offering itself will be reported by the Company to the SEC to the extent required by Regulation D and to various state securities or blue sky commissioners to the extent required by applicable state law;

                       (iii) there is no existing public or other market for the Securities and there can be no assurance that any Purchaser will be able to sell or dispose of such Purchaser's Securities; and

                       (iv) the shares of Class A Common Stock acquired hereby are subject to the terms of the Stockholders Agreement of the Company, dated as of October 1, 1998 between the Company and certain of its stockholders and, if requested by the Company, Purchaser will become a party to the Stockholders Agreement and that the certificates representing the Securities will bear the following legend:

            THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR PURSUANT TO THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, EXCEPT PURSUANT TO (i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER SUCH ACT, (ii) RULE 144 UNDER SUCH ACT, OR (iii) ANY OTHER EXEMPTION FROM REGISTRATION UNDER SUCH ACT. THIS SECURITY IS SUBJECT TO RESTRICTIONS ON TRANSFER, VOTING AND OTHER TERMS AND CONDITIONS SET FORTH IN THE STOCKHOLDERS AGREEMENT DATED AS OF OCTOBER 1, 1998, A COPY OF WHICH MAY BE OBTAINED FROM CLIENTLOGIC CORPORATION AT ITS PRINCIPAL EXECUTIVE OFFICES.

              (b) Purchaser represents and warrants to the Company on the date of this Agreement and at the date of the Closing that:

                       (i) the Securities to be acquired by it pursuant to this Agreement are being acquired for his own account, not as a nominee or agent for any other person and without a view to the distribution of such Securities or any interest therein in violation of the Securities Act; and

                       (ii) Purchaser is an "accredited investor" within the meaning of Rule 501(a) under Regulation D, and has such knowledge and experience in



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         financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Securities, and Purchaser is capable of bearing the economic risks of such investment and is able to bear the complete loss of its investment in the Securities.

                       (c) Purchaser acknowledges that the Securities have not been registered under the Securities Act and understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or such sale is permitted pursuant to an available exemption from such registration requirement.

                                    ARTICLE 4

                               EXERCISE OF OPTION

         4.1 Procedures for Exercise.

         In order to exercise the Option in whole or in part, Purchaser shall complete a subscription form (which form shall be obtained from the Company) and deliver to the Company at its offices such subscription form and the aggregate Purchase Price of the shares of Class A Common Stock being acquired.

                                    ARTICLE 5

                                  MISCELLANEOUS

         5.1 Notices. Any notices or other communications required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by telecopier or registered or certified mail, postage prepaid, return receipt requested, addressed as follows (or at such other address as may be substituted by notice given as herein provided):

          If to the Company:

          ClientLogic Corporation
          2 American Center
          3102 West End Avenue
          Suite 1000
          Nashville, Tennessee 37203
          Attn:  Mark R. Briggs
          Facsimile:  (615) 301-7196

          With a copy to:

          ClientLogic Corporation
          2 American Center
          3102 West End Avenue
          Suite 1000
          Nashville, Tennessee 37203
          Attn:  General Counsel
          Facsimile:  (615) 301-7196



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         If to Purchaser, at its address listed on the signature pages hereof or such other address as Purchaser may provide by notice to the Company.

         Any notice or communication hereunder shall be deemed to have been given or made as of the date so delivered if personally delivered; when receipt is acknowledged, if telecopied; and three business days after mailing if sent by registered or certified mail (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee).

         5.2 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

         5.3 Successors and Assigns. This Agreement shall be binding upon the Company, Purchaser, and their respective successors and assigns.

         5.4 Duplicate Originals. All parties may sign any number of copies of this Agreement. Each signed copy shall be an original, but all of them together shall represent the same agreement.

         5.5 Severability. In case any provision in this Agreement shall be held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and the remaining provisions shall not in any way be affected or impaired thereby.

         5.6 No Waivers; Amendments.

                       (a) No failure or delay on the part of the Company or Purchaser in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy at law or in equity or otherwise.

                       (b) Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Company or the party against whom such amendment is operative.

            [The remainder of this page is intentionally left blank.]



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                             SIGNATURES TO AGREEMENT

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the date first written above.

                                    CLIENTLOGIC CORPORATION



                                    By:  /s/ MARK R. BRIGGS
                                       -----------------------------------------
                                    Name: Mark R. Briggs
                                    Title: President and Chief Executive Officer



                                    /s/ GENE S. MORPHIS
                                    --------------------------------------------
                                    GENE S. MORPHIS

                                    Address of Purchaser:
                                    193 Carronbridge Way
                                    Franklin, TN  37067


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                                    EXHIBIT A




                                       A-1